                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   __________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported)  May 27, 1997

                     NEW ENGLAND INVESTMENT COMPANIES, L.P.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                      1-9468              13-3405992
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission           (IRS Employer
         of incorporation)            File Number)          Identification No.)

 399 Boylston Street, Boston, Massachusetts                          02116
 ------------------------------------------------------------------------------
  (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code  (617) 578-3500
                                                           --------------

ITEM 5.   OTHER EVENTS

     On May 27, 1997, New England Investment Companies, L.P. announced that it has entered into an agreement relating to the acquisition of certain assets and the assumption of certain of the liabilities of Snyder Capital Management, Inc., a San Francisco, California-based investment management company with over $1 billion in assets under management. A copy of the news release issued in connection with this agreement is included herewith as an exhibit to this report.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of  Businesses Acquired.  Not required.

(b)  Pro Forma Financial Information.  Not required.

(c)  Exhibits.

     99.1 Copy of News Release issued by New England Investment Companies, L.P., on May 27, 1997.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereupon duly authorized.

                                 NEW ENGLAND INVESTMENT COMPANIES, L.P.

                                 By:  New England Investment Companies, Inc.,
                                          its general partner



Date:  May 27, 1997              By:  /s/ Edward N. Wadsworth
                                      ----------------------------------------
                                      Edward N. Wadsworth
                                      Executive Vice President

                                       3